UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2007

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

AMENDMENT TO DECLARATION OF TRUST.

On February 7, 2007, Senior Housing Properties Trust, or the Company, filed Articles of Amendment to its Declaration of Trust increasing the number of the Company’s authorized shares of beneficial interest from 80,000,000 to 87,000,000.  The Company’s authorized shares are currently classified as follows: (i) 86,700,000 common shares, $0.01 par value per share; and (ii) 300,000 junior participating preferred shares, $0.01 par value per share.

The Articles of Amendment were effective upon filing.

Item 8.01.              Other Events.

SALE OF COMMON SHARES OF BENEFICIAL INTEREST.

On February 7, 2007, the Company priced an underwritten public offering of 6,000,000 common shares of beneficial interest.  The Company expects to issue and deliver these shares on or about February 12, 2007.  The public offering price was $26.49 per share.  The Company expects to use the $151.5 million of net proceeds of the offering (after estimated expenses and underwriters’ commissions) for the repayment of borrowings outstanding under the Company’s revolving bank credit facility and for general business purposes.  The Company also granted the underwriters an option to purchase an additional 900,000 common shares to cover over-allotments, if any.

A prospectus supplement relating to these common shares will be filed with the Securities and Exchange Commission.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO THE COMPANY’S ISSUANCE OF THE COMMON SHARES (INCLUDING THE OVER-ALLOTMENT OPTION) AND ITS INTENDED USE OF THE PROCEEDS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits

1.1

Underwriting Agreement, dated as of February 7, 2007, between Senior Housing Properties Trust and the underwriters named therein relating to the issuance and sale of up to 6,900,000 of the Company’s common shares of beneficial interest.

3.1	Composite Copy of the Company’s Amended and Restated Declaration of Trust, dated September 20, 1999, as amended to date.
5.1	Opinion of Venable LLP.
8.1	Opinion of Sullivan & Worcester LLP as to tax matters.
23.1	Consent of Venable LLP (contained in Exhibit 5.1).
23.2	Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).

[Signature Page Follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ David J. Hegarty
	Name:	David J. Hegarty
	Title:	President

Date:  February 7, 2007